 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2013

BOWL AMERICA INCORPORATED

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(Exact name of Registrant as specified in its charter)

6446 Edsall Road, Alexandria, VA	22312
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (703) 941-6300

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

 03-19-13

                           BOWL AMERICA DECLARES DIVIDEND

Today Bowl America Inc. declared a regular quarterly dividend to $.165 per share payable 05-15-13 to Class A and Class B stockholders of record as of 04-17-13.

With this dividend fiscal year 2013 will be the 41st year of increased regular per share dividends.

Bowl America stock is traded on the NYSE MKT with the symbol BWL A.

To confirm by telephone, please call Cheryl Dragoo, Chief Financial Officer, at 703-941-6300.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant hasduly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOWL AMERICA INCORPORATED

Date: March 19, 2013	By:	/s/ Leslie H. Goldberg
Leslie H. Goldberg
President